Section 906 Certification

The following certification is provided by the undersigned Principal Executive Officer and Principal Financial Officer of the Registrant on the basis of such officers' knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

Certification

In connection with the Semi-Annual Report of Janus Investment Fund (the "Registrant") on Form N-CSR for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on May 30, 2025 (the "Report"), we, Michelle Rosenberg, Principal Executive Officer of the Registrant, and Jesper Nergaard, Principal Accounting Officer and Principal Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, that:

(1)  The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

May 30, 2025

/s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

May 30, 2025

This certification is being furnished to the Commission solely pursuant to the requirements of Form N-CSR and is not being "filed" as part of this report. A signed original of this written statement required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Classification : Confidential